THOMPSON COBURN LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6000

November 23, 2007

VIA EDGAR CORRESPONDENCE

Linda Stirling, Esq.

U.S. Securities and Exchange Commission

Division of Investment Management

450 5th Street, NW, 5-6

Washington, DC 20549

Re: Unified Series Trust (SEC File Nos. 811-21237 and 333-100654)

Dear Linda:

We are responding to your comments regarding the Proxy Statement on Schedule 14A filed by Unified Series Trust (the “Trust”) on behalf of its series, the Dreman Contrarian Large-, Mid- and Small-Cap Value Funds and the Dreman Quantitative Large-, Mid- and Small-Cap Value Funds (collectively, the “Dreman Funds”). Our response to your comments are set forth below.

Comment: The SEC staff is concerned about the "bundling" of shareholder approvals into a single proposal requesting that shareholders approve a "change of domicile" from the Trust to a new standalone trust.  The Staff requests that this proposal be broken into a minimum of two proposals, including a proposal to ratify the election of the trustees of the new standalone trust.

Response: Based on the Staff’s comments, we researched “change of domicile” proxy statements available on the SEC’s EDGAR system and determined that it is usual and customary to request that shareholders approve the change of domicile and also to ratify the election of the trustees of the new trust. Based on our research and the Staff’s comments, we have revised the Proxy Statement to include three proposals. In connection with the change of domicile, shareholders will be asked to approve the following two proposals: (i) to approve a tax-free reorganization of the Dreman Funds, currently series of the Trust, into series of a new standalone trust, the Dreman Contrarian Funds, and (ii) to elect the initial trustees of the new Dreman Contrarian Funds. We also have added a new proposal requesting that shareholders ratify the selection of Cohen Fund Audit Services, Ltd. as the new Dreman Funds’ independent registered public accounting firm, and to approve its continued engagement following the reorganization.

Comment: State whether all proposals must be approved for the reorganization to occur. State the consequences if shareholders of some of the Dreman Funds (but not all) approve the proposals.

Response: As requested, we have added the following paragraph in the “Voting” section of the Proxy Statement:

In order to assure an orderly Reorganization of the business of the Funds, the Board of Trustees of the Funds has determined that shareholders of a Fund must approve both Proposal 1 and the shareholders of all of the Funds (voting collectively) must approve and ratify the current Dreman Trustees in order for the Reorganization to proceed with respect to that Fund. If a majority of the shareholders of any one Fund, voting separately, do not approve Proposal 1 and the shareholders of the Funds, voting collectively, do not approve the Dreman Trustees under Proposal 2, then that particular Fund will be excluded from the Reorganization (that is, the Fund will remain a series of the Trust). However, all other Funds that obtain the requisite vote with respect to Proposals 1 and 2 will be included in the Reorganization and will become series of the Dreman Trust. The Reorganization will proceed whether or not shareholders approve Proposal 3. In the event that shareholders fail to ratify the Funds’ current independent public accounting firm, the Dreman Board will, following the Reorganization, select a new independent public accounting firm for the New Funds.

Comment: Please confirm that the new Dreman Funds will assume the prior performance of the old Funds and that the Funds' annual operating expenses will remain the same. Also confirm whether the Adviser’s expense cap agreements in place with the old Dreman Funds will continue for the new Dreman Funds.

Response: The new Dreman Funds are the legal successors to the old Dreman Funds, and they will assume the prior performance of the old Funds. We have added disclosure to this effect in the Proxy Statement. In addition, each of the Adviser and the administrator of the Dreman Funds has confirmed that the reorganization is not expected to result in increased annual operating expenses for the new Dreman Funds. Certain expenses, such as fees and expenses of independent trustees, will decrease for the new Funds. In addition, the Dreman Funds’ Adviser contractually has agreed to maintain the current expense caps for the new Dreman Funds through October 31, 2009.

Comment: In the section comparing the old and new Dreman Funds’ investment objectives and limitations, disclose that a new Fund can invest up to 15% of its net assets in illiquid assets and disclose the risks of illiquid securities.

Response: As requested, we have added the following disclosures to this section:

Investment Limitations. Except with respect to investments in illiquid securities, as described below, each New Fund’s investment limitations will be identical to those of the corresponding old Fund.

Illiquid Investments. The Funds currently are prohibited from purchasing any securities for which there are legal or contractual restrictions on resale or other illiquid securities. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

In contrast, the New Funds will have the ability to invest up to 15% of their net assets in illiquid and/or restricted securities. Such investments in illiquid securities will subject the New Funds to additional risks. For example, if a New Fund purchases illiquid securities, it may incur registration expenses and other transaction costs that are higher than those for transactions in liquid securities. A New Fund may experience significant delays in disposing of illiquid securities due to the absence of a readily available market. Illiquid securities typically also require more frequent pricing at fair value because market quotations generally are not readily available. There is no assurance that a new Fund will realize fair valuation upon the sale of such a security.

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We trust that our responses satisfactorily resolve the issues raised by the Staff. Simultaneously with this letter, we are also submitting a revised preliminary Proxy Statement highlighting all of the changes that we have made in response to your comments. If our changes are not satisfactory, please let us know and we will revise promptly. You can reach me at 314-552-6295. We appreciate the Staff’s assistance.

Sincerely,

THOMPSON COBURN LLP

/s/ Dee Anne Sjögren